Note 22 - Advance On Sale Of Project Development Rights	12 Months Ended
Dec. 31, 2011
Advance On Saleof Project Development Rights [Text Block]
22.      ADVANCE ON SALE OF PROJECT DEVELOPMENT RIGHTS

On March 1, 2011, the Company entered into an amendment to its existing Development Services Agreement with the limited liability entity that owns the Crofton Hills project. In conjunction with this amendment, the project owners paid the Company an advance of $1,000,000 in cash. The advance is in the form of a loan and is intended to be an advance on the sale of the development work performed to-date.

On July 28, 2011, the Company received the final $1,250,000 in cash proceeds with respect  to  the sale of its development work performed to-date and rights to the development of the Crofton Hills project. The total fees collected from the amended agreement were $2,250,000, of which a $1 million cash advance had been previously collected. Upon commercial operation, the Company will recognize revenue of $500,000 which is currently deferred. The Company is expected to continue in a development role in the project until commercial operation, and the agreement with the owners also included a provision whereby the Company advanced cash in the event that the project did not achieve commercial operation by December 31, 2011.  The Company did make the $500,000 advance, with such advance repayable upon commercial operation which is expected by the end of 2012. The advance is included in Other Current Assets.